Exhibit 99.1

NASDAQ: UDRL

Investor Presentation September 2012

Chris Strong

Chief Executive Officer

Tina Castillo

Chief Financial Officer

www.uniondrilling.com

Forward Looking Statements

Statements made during this presentation contain forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: the Company’s future financial and operating performance and results; the Company’s business strategy; continued availability of qualified personnel; sources and availability of funds necessary to conduct operations and complete acquisitions; industry trends; the continued strength or weakness of the contract land drilling industry in the geographic areas in which it operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the Company’s plans and forecasts; fluctuations in demand for, market prices of, and supply levels of oil and natural gas; any material reduction in the levels of exploration and development activities in the Company’s areas of operations; expense of current or future litigation; risks associated with drilling wells; operating difficulties related to drilling, including unfavorable weather conditions; competition and the highly competitive nature of the Company’s business; availability, terms and deployment of capital; general economic and business conditions; governmental regulations, particularly relating to federal income taxes, the environment and workplace safety; terrorist attacks or war; and fluctuations in interest rates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. These risks, as well as others, are discussed in greater detail in the Company’s public filings with the Securities and Exchange Commission.

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Company Overview

Union Drilling is a U.S. land driller with operations that support oil & natural gas production.

Ticker: UDRL

Through a fleet of 51 marketed rigs, UDRL focuses on horizontal drilling in major U.S. formations.

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Areas of Operation

APPALACHIA

• Marcellus, Huron, Utica Shales

• 19 rigs, 13 operating1 (+1 in CIP),

TEXAS

• Barnett Shale, Permian & Delaware Basins

• 19 rigs, 16 operating1

ARKOMA

• Fayetteville, Caney, Woodford Shales; Mississippian; Granite Wash

• 13 rigs, 8 operating1 (+1 in CIP),

Yard/Office Locations

Headquarters, Fort worth, TX

1 As of 9/10/2012

Strategy

Invest in our crews to achieve a zero incident safety culture

Continuously modernize the fleet

Operate in markets with low F&D costs and adequate takeaway capacity

Work for operators with large acreage positions and long-term plans

Maximize utilization through relocation of rigs to achieve higher returns

Diversify commodity mix

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Investment Considerations

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The Challenges

More complex drilling (unconventional/shale) Customers demanding superior safety and efficiency

1,400 1,200 1,000 800 600 400 2000

1/6/2006

1/6/2007

1/6/2008

1/6/2009

1/6/2010

1/6/2011

1/6/2012

Horizontal Vertical

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UDRL’s Solution

Investing in people, process and equipment to deliver the best possible results for our customers

Return to Shareholders Long-Term Relationships Lower Well Costs Health, Safety & Environmental

People Process Equipment

Union Drilling

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People

Recruit

Dedicated recruiters in each market

Significantly enhanced screening process:

Hair follicle drug testing

Integrity testing

Physical ability testing

Retain

Career development

Stable work through the cycles

Competitive benefits package

Reward

Performance based incentives

Retirement planning

Process

Enhanced orientation and training programs:

hiring more trainers in 2012

behavior based focus

SafeLandUSA accredited

leadership training for mid-level managers

Higher safety standards:

2-3 rigs per safety auditor

comprehensive exception reporting

3rd party safety coaches

ISNetworld Certified – required by current & potential customers

UDRL R126 crew receives “rig of the quarter” award from XTO

Equipment

Rapidly Evolving Rig Fleet:

35% 35%

30%

13%

23%

64%

6/30/2011 Q4 2012 Large (1000+ hp) 25 34 Medium (750-999 hp) 21 12 Small (<750 hp) 25 7

Commodities being drilled

Appalachia – 13 of 19 working

8 Dry gas

5 Liquids

Arkoma – 8 of 13 working

4 Dry gas

3 Liquids

1 Oil

Texas – 16 of 19 working

2 Dry gas

14 Oil

As of 9/10/12

Dry Oil Gas 40% 38%

Liquid 22%

Fleet Overview – by the numbers

$83.5 million cap ex in 2011 and $72 million currently budgeted for 2012

53 Rigs in fleet (including 2 to be delivered soon)

17 Newbuild rigs since 2006

32 Rigs equipped with top drives

30 Pairs of 1300/1600 hp mud pumps

26 Iron Roughnecks

19 Walking/Skidding systems

14 Electric rigs

11 Hydraulic Catwalks

Conservative Asset Valuation

Book Value1 $190.1 M Share Count 21.4 M BVPS $8.88 Share Price $4.70 Price-to-Book: 0.54

Net gain on sale in 6 of last 7 years

Cumulative net gain of $8.1 million over that period

Conservative asset valuation & depreciation methodology applied consistently across fleet

1 As of 7/31/2012

Replacement Cost Analysis

Cap Ex spend since 2006: $500+ million Estimated Replacement Cost of Fleet: $500+ million Replacement Cost per Rig: $8 million Replacement Cost per Share: $18.74

Price-to-Replacement Cost: 0.25

Inputs

Debt: $99 million Number of Rigs: 51 Share Price: $4.74 Share Count: 21.4 million

Financial Overview

Financial Overview

Expanding Dayrates and Margin

$20,000 $16,000 $12,000 $8,000

$19,160 $18,254 $17,255 $17,383 $17,043 $16,170

$5,657

$15,212 $4,755 $14,994

$4,552 $5,501 $5,380 $3,875 $3,489 $4,774

$12,491 $13,499 $13,503 $12,295 $12,003 $11,505 $11,754 $10,438

3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Op Ex / Day Drilling Margin / Day

Financial Overview

$18 $16

Millions $14 $12 $10 $8 $6 $4 $2 $0

$15.9

$14.7

$13.3

$12.4 $9.1 $9.8 $6.2 $6.4

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12

EBITDA Utilization

Capital Structure

$150 M revolver

$150 $135 $120

Millions $105 $90 $75 $60 $45 $30 $15 $-

Total Debt Debt-to-Cap

100% 80% 60% 40% 20% 0%

4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11

As of 9/10/12:

Revolver Balance $98.6 M Revolver Availability $47.2 M

Term Contract Coverage

Term Expire Expire Expire Expire Expire Beyond

Contracts1 in 3Q12 in 4Q12 in 1H13 in 2H13 in 2014

Appalachia 11 1 5 1 1—3

Arkoma 4—2 1—- 1

Texas 13 2 5 6——

Total 28 3 12 8 1—4

The above table does not include 2 additional newbuild rigs to be delivered soon which are both covered by term contracts of 36 months

1	As of 9/10/12; UDRL defines term contracts as those contracts lasting at least 6 months or 6 wells.

Summary

Since 2006, UDRL fleet has been transformed to drill horizontal oil and natural gas wells

Strong position in each of our markets with over 75% of working rigs backed by term contracts

62% of working rigs targeting oil or liquids (as of 9/10/12) Conservative balance sheet with significant dry-powder Attractive valuation

Thank You (NASDAQ: UDRL)

Reg G Reconciliation

Union Drilling, Inc.

(in thousands)

Three Months Ended

6/30/2012 3/31/2012 12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010

Calculation of EBITDA: $607 $(2,214) $2,062 $617 $(3,433) $(4,597) $(313) $(4,443)

Net (loss) income - - - 808 - - - -

Interest expense 552 450 428 392 280 387 293 287

Income tax (benefit) expense 382 (638) 1,340 (400) (577) (1,949) 14 (2,146)

Depreciation and amortization 11,765 12,217 12,106 13,328 12,803 12,608 12,404 12,523

EBITDA $13,306 $9,815 $15,936 $14,745 $9,073 $6,449 $12,398 $6,221

Union Drilling, Inc.

(in thousands, except day and per day data)

Three Months Ended

6/30/2012 3/31/2012 12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010

Calculation of drilling margin:

Operating (loss) income $877 $(2,897) $1,082 $122 $(4,045) $(6,441) $(1,042) $(6,421) Depreciation and amortization 11,765 12,217 12,106 13,328 12,803 12,608 12,404 12,523

Impairment charge - - 808 7,248 - - -

General and administrative 7,465 7,512 7,930 7,023 7,253 6,895 6,004

Drilling margin $20,107 $16,832 $21,118 $21,281 $16,006 $13,420 $18,257 $12,106

Revenue days 3,554 3,540 3,925 3,868 3,516 3,463 3,824 3,470

Drilling margin per revenue day $5,657 $4,755 $5,380 $5,501 $4,552 $3,875 $4,774 $3,489